CALIFORNIA ASSOCIATION OF REALTORS®

BUYER COUNTER OFFER No. 1

(C.A.R. Form BCO, 11/14)

Date *September 30, 2020*

This is a counter offer to the: ☐ Seller Counter Offer No. ___, ☒ Seller Multiple Counter Offer No. *1*, or ☐ Other ______ ("Offer"), dated ______, on property known as *4009 Brighton Ave, Los Angeles, CA 90062-1839* ("Property"), between *David Behrend or his personal LLC* ("Buyer") and *Martha De Lira, Perfecto Lomel, Maria R Lomeli* ("Seller").

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   - **A. Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counter Offer or an addendum.**
   - **B. Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but deposit amount(s) shall remain unchanged from the original Offer.**
   - **C. OTHER TERMS:**

     Price to be $601,000.

     Seller to leave $20,000 in escrow at close of escrow.

     With no further signature required by either party, within 15 days of close of escrow, $20,000 holdback to be released to seller provided property is vacated and keys are turned over to Bayron Bliss, or $20,000 holdback is to be turned over to buyer on day 16 after close of escrow if seller has not vacated property and turned over keys to Bayron Bliss.

     Buyer to receive copy of preliminary title report and inspect foundation prior to release of contingencies.
   - **D. The following attached addenda are incorporated into this Buyer Counter offer:** ☐ Addendum No. ______ ☐ ______ ☐ ______

2. **EXPIRATION:** This Buyer Counter Offer shall be deemed revoked and the deposits, if any, shall be returned:
   - **A.** Unless by 5:00pm on the third Day After the date it is signed in paragraph 3 (if more than one signature then, the last signature date)(or by ______ ☐ AM ☐ PM on ______ (date)) (i) it is signed in paragraph 4 by Seller and (ii) a copy of the signed Buyer Counter Offer is personally received by Buyer or ______, who is authorized to receive it.
   - **B.** OR ☐ If Buyer withdraws it in writing (CAR Form WOO) anytime prior to Acceptance.

3. **OFFER: BUYER MAKES THIS COUNTER OFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.**

   Buyer ______ *David Behrend or his personal LLC* Date ______
   Buyer ______ Date ______

4. **ACCEPTANCE: I/WE** accept the above Buyer Counter Offer **(If checked ☐ SUBJECT TO THE ATTACHED COUNTER OFFER)** and acknowledge receipt of a Copy.

   Seller ______ *Martha De Lira, Perfecto Lomel, Maria R* Date ______ Time ______ ☐ AM/ ☐ PM
   Seller ______ Date ______ Time ______ ☐ AM/ ☐ PM

CONFIRMATION OF ACCEPTANCE:

(____ / ____) (Initials) **Confirmation of Acceptance:** A Copy of Signed Acceptance was personally received by Buyer or Buyer's authorized agent as specified in paragraph 2A on (date) ______ at ______ ☐ AM/ ☐ PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Buyer or Buyer's authorized agent whether or not confirmed in this document.**

© 2014, California Association of REALTORS®, Inc. United States copyright law (Title 17 U.S. Code) forbids the unauthorized distribution, display and reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats.

THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ACCURACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.

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